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                                                                    EXHIBIT 99.1


                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER
                                   PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


        I, DOUGLAS B. OTTO, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report of DECKERS OUTDOOR CORPORATION on Form 10-K for the annual period ended December 31, 2002 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such report fairly presents in all material respects the financial condition and results of operations of DECKERS OUTDOOR CORPORATION as of, and for, the periods presented in such report.

Date:   March 31, 2003


                                            /s/ DOUGLAS B. OTTO
                                            ------------------------------------
                                            DOUGLAS B. OTTO,
                                            Chief Executive Officer of
                                            Deckers Outdoor Corporation


        A signed original of this written statement required by Section 906 has been provided to Deckers Outdoor Corporation and will be retained by Deckers Outdoor Corporation and furnished to the Securities and Exchange Commission or its staff upon request.